Exhibit 10.1

Execution Version
TENDER SUPPORT AGREEMENT

This TENDER SUPPORT AGREEMENT (this “Agreement”), dated as of July 26, 2017, is entered into by and among MITEL US HOLDINGS, INC., a Delaware corporation (“Parent”), SHELBY ACQUISITION CORPORATION, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Person set forth on Schedule A (“Stockholder”).

WHEREAS, as of the date hereof, Stockholder is the holder of the number of shares of common stock, par value $0.001 per share (“Common Stock”), of SHORETEL, INC., a Delaware corporation (the “Company”), set forth opposite Stockholder’s name on Schedule A (all such shares of Common Stock set forth on Schedule A, together with any shares of Common Stock that are hereafter issued to or otherwise acquired by Stockholder, or for which Stockholder otherwise becomes the record or beneficial owner (within the meaning of Rule 13d‑3 of the Exchange Act), prior to the termination of this Agreement being referred to herein as the “Subject Shares;” provided that, for the avoidance of doubt, the term “Subject Shares” shall not include any shares of Common Stock held by any investment fund with which Stockholder may be affiliates and for which Stockholder does not have the right to control the disposition or voting of such shares and is not the registered or beneficial owner (within the meaning of Rule 13d‑3 of the Exchange Act);

WHEREAS, Parent, Merger Sub and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, among other things, for Merger Sub to commence a tender offer to purchase any and all of the outstanding shares of Common Stock (the “Offer”) and for the merger of Merger Sub with and into the Company (the “Merger”) as soon as practicable following the consummation (as defined in Section 251(h) of the DGCL) of the Offer, with the Company surviving the Merger; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required that Stockholder, and as an inducement and in consideration therefor, Stockholder (in Stockholder’s capacity as a holder of the Subject Shares) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
 AGREEMENT TO TENDER

1.1.          Agreement to Tender.  Unless this Agreement shall have terminated pursuant to Section 5.2, Stockholder shall validly tender or cause to be tendered in the Offer all of the Subject Shares pursuant to and in accordance with the terms of the Offer as promptly as practicable after receipt by Stockholder of all documents or instruments required to be delivered pursuant to the terms of the Offer.  Stockholder agrees that, once the  Subject Shares are tendered, Stockholder will not withdraw any of the Subject Shares from the Offer, unless and until (A) the Offer shall have been withdrawn or terminated by Merger Sub in accordance with the terms of the Merger Agreement or (B) this Agreement shall have terminated pursuant to Section 5.2, and in either case Parent and Merger Sub shall cause any depositary acting on their behalf to promptly return all tendered Subject Shares.

1.2.          Non-Solicitation.  Unless this Agreement shall have terminated pursuant to Section 5.2, Stockholder shall not, and shall cause its controlled Affiliates not to, take any action (or refrain from taking any action) that would be inconsistent with Section 5.3 of the Merger Agreement. For the avoidance of doubt, nothing in this Article I shall restrict Stockholder or any of its Affiliates from engaging, in coordination with the Company Board, in discussions or negotiations regarding a Takeover Proposal with any Person, or other activities in connection therewith, solely to the extent to which the Company is permitted to engage (and is engaging) in such discussions, negotiations or other activities with such Person pursuant to Section 5.3 of the Merger Agreement.
ARTICLE II
 VOTING AGREEMENT

2.1.          Voting of Subject Shares.  Unless this Agreement shall have terminated pursuant to Section 5.2, at every meeting of the holders of Common Stock (the “Company Stockholders”), however called, and at every adjournment or postponement thereof, Stockholder shall, or shall cause the holder of record on any applicable record date to, be present (in person or by proxy) and to vote the Subject Shares (to the extent not purchased in the Offer) (a) in favor of (i) adoption of the Merger Agreement, (ii) approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the adoption of the Merger Agreement on the date on which such meeting is held or (iii) any other matter considered at any such meeting of the Company Stockholders which the Company Board has (A) determined is necessary for the consummation of the Merger, (B) disclosed such determination in the Schedule 14D-9 or other written materials distributed to all Company Stockholders and (C) recommended that the Company Stockholders adopt; and (b) against (i) any amendment to the Company’s certificate of incorporation or bylaws or any other proposal which would in any material respect impede, interfere with or prevent the consummation of the Offer or the Merger, (ii) any Takeover Proposal or (iii) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Stockholder under this Agreement.

2.2.          No Inconsistent Arrangements.  Except as provided hereunder or under the Merger Agreement, unless this Agreement shall have terminated pursuant to Section 5.2, Stockholder shall not, directly or indirectly, (a) create or permit to exist any Lien on any of the Subject Shares, other than restrictions imposed by applicable Law or pursuant to this Agreement or any risk of forfeiture with respect to any shares of Common Stock granted to Stockholder under an employee benefit plan of the Company, (b) transfer, sell, assign, gift, hedge, pledge or otherwise dispose of (collectively, “Transfer”), or enter into any contract with respect to any Transfer of the Subject Shares or any interest therein, (c) grant or permit the grant of any proxy, power of attorney or other authorization in or with respect to the Subject Shares, (d) deposit or permit the deposit of the Subject Shares into a voting trust or enter into a tender, support, voting or similar agreement or arrangement with respect to the Subject Shares or (e) tender the Subject Shares to any tender offer other than the Offer or (f) otherwise take any action with respect to any of the Subject Shares that would restrict, limit or interfere in any material respect with the performance of any of Stockholder’s obligations under this Agreement.  Notwithstanding the foregoing, Stockholder may make Transfers of Subject Shares (i) by will, (ii) by operation of Law, (iii) for estate planning purposes, (iv) for charitable purposes or as charitable gifts or donations or (v) to any of its Affiliates, in which case the Subject Shares shall continue to be bound by this Agreement and provided that each transferee agrees in writing to be bound by the terms and conditions of this Agreement.

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2.3.          No Exercise of Appraisal Rights.  Stockholder hereby agrees not to exercise any appraisal rights in respect of the Subject Shares that may arise with respect to the Merger (under Section 262 of the DGCL or otherwise).

2.4.          Documentation and Information.  Until the Agreement shall have terminated in accordance with Section 5.2, Stockholder shall permit and hereby authorizes Parent to publish and disclose in all documents and schedules filed with the SEC, and in any press release or other disclosure document in connection with the Offer or the Merger and any transactions contemplated by the Merger Agreement, a copy of this Agreement, Stockholder’s identity and ownership of the Subject Shares and the nature of Stockholder’s commitments and obligations under this Agreement.

2.5.          Stop Transfer Order; Legends.  Stockholder hereby agrees that it will not request that the Company register the Transfer of any certificate or uncertificated interest representing any of the Subject Shares, unless such Transfer is made in compliance with this Agreement.  In furtherance of this Agreement, concurrently herewith, Stockholder shall, and hereby does, authorize the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Shares (and that this Agreement places limits on the voting and transfer of such shares).  The parties hereto agree that such stop transfer order shall be removed and shall be of no further force and effect upon the termination of this Agreement pursuant to Section 5.2.

ARTICLE III
 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Parent and Merger Sub that:

3.1.          Organization.  If Stockholder is not an individual, Stockholder is duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the Laws of its respective jurisdiction of organization.

3.2.          Authorization.  If Stockholder is not an individual, Stockholder has all necessary corporate power and authority to execute and deliver this Agreement,  to perform its obligations  hereunder and to consummate the transactions contemplated hereby.  If Stockholder is an individual, Stockholder has full legal capacity, right and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

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3.3.          Binding Agreement.  This Agreement has been duly executed and delivered by Stockholder, and assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, constitutes a legal, valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, subject to any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws of general applicability affecting creditors’ rights generally and general principles of equity, whether considered in a proceeding at law or in equity (the “Enforceability Exceptions”).

3.4.          Non-Contravention.  The execution and delivery of this Agreement by Stockholder, the performance by Stockholder of its obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby will not: (a) assuming that all Governmental Authorizations described in the Merger Agreement have been obtained or made prior to the Offer Acceptance Time or Effective Time, as applicable, contravene or conflict with, or result in any violation or breach of, any Law or Order applicable to Stockholder or any of the Subject Shares; or (b) except as set forth in the Merger Agreement or for compliance with the applicable requirements of the Securities Act and the rules and regulations promulgated thereunder, require any authorization, consent, Order, permit, approval or other authorization of, or filing with or notification to any Governmental Authority or assuming that all Governmental Authorizations described in the Merger Agreement have been obtained or made prior to the Offer Acceptance Time or Effective Time, as applicable, result in any violation or breach of, or constitute any default (with or without notice or lapse of time, or both) under any Contract to which Stockholder is bound, or result in the creation of any Lien on any of the Subject Shares, or give rise to a right of termination, cancellation or acceleration of any obligation or a loss of a benefit under, or require that any Consent be obtained with respect to or adversely modify, any Contract to which Stockholder is bound; or (c) if Stockholder is not an individual, violate any provision of Stockholder’s organizational documents, except, in each case, for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or materially impair the consummation by Stockholder of the transactions contemplated by this Agreement.

3.5.          Ownership of Subject Shares; Total Shares.  Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Subject Shares and has good title to the Subject Shares free and clear of any Lien (including any restriction on the right to vote or otherwise transfer the Subject Shares), except as (a) provided hereunder, (b) pursuant to any applicable restrictions on transfer under the Securities Act and (c) subject to any risk of forfeiture with respect to any shares of Common Stock granted to Stockholder under an employee benefit plan of the Company.  The Subject Shares listed on Schedule A opposite Stockholder’s name constitute all of the shares of Common Stock owned by Stockholder as of the date hereof (and, for the sake of clarity, does not include unexercised Company Options or the Common Stock underlying Company Options).  Except pursuant to this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Subject Shares. If Stockholder is an individual and married (or the equivalent thereof under applicable Law), Stockholder has delivered to Parent and Merger Sub a Spousal Consent in the form attached hereto as Exhibit A, duly executed by such Stockholder’s spouse.

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3.6.          Voting Power.  Stockholder has full voting power, with respect to the Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares.  None of the Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of the Subject Shares, except to the extent consistent with this Agreement.

3.7.          Reliance.  Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of Stockholder’s own choosing.  Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

3.8.          Absence of Litigation.  With respect to Stockholder, as of the date hereof, there are no Legal Actions pending or, to the knowledge of Stockholder, threatened against Stockholder or any of the Subject Shares, as applicable, in each case that would reasonably be expected to materially prevent, delay or impair the ability of Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.  Stockholder is not subject to any Order of, settlement agreement or other similar written agreement by any Governmental Authority under which Stockholder has any outstanding legal obligations that would reasonably be expected to materially prevent, delay or impair the ability of Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

ARTICLE IV
 REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of Parent and Merger Sub represents and warrants to Stockholder that:

4.1.          Organization; Authorization.  Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware.  The consummation of the transactions contemplated hereby are within Parent’s and Merger Sub’s respective corporate powers.  Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery hereof by Stockholder, constitutes a legal, valid and binding agreement of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, subject to the Enforceability Exceptions.

4.2.          Non-Contravention.  The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its obligations hereunder and the consummation by each of Parent and Merger Sub of the transactions contemplated hereby will not: (a) assuming that all Governmental Authorizations described in the Merger Agreement have been obtained or made prior to the Offer Acceptance Time or Effective Time, as applicable, contravene or conflict with, or result in any violation or breach of, any Law or Order applicable to Parent or Merger Sub or by which any assets or properties of Parent or Merger Sub are bound; (b) except as set forth in the Merger Agreement, require any authorization, consent, Order, permit, approval or other authorization of, or filing with or notification to any Governmental Authority or assuming that all Governmental Authorizations described in the Merger Agreement have been obtained or made prior to the Offer Acceptance Time or Effective Time, as applicable, result in any violation or breach of, or constitute any default (with or without notice or lapse of time, or both) under any Contract to which Parent or Merger Sub is bound, or result in the creation of any Lien under any assets or properties of Parent or Merger Sub, or give rise to a right of termination, cancellation or acceleration of any obligation or a loss of a benefit under, or require that any Consent be obtained with respect to or adversely modify, any Contract to which Parent or Merger Sub is bound, except where such violation, breach, conflict, default, right of termination or cancellation, acceleration, loss of benefit, or failure to obtain such Consent would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect; or (c) violate any provision of Parent’s or Merger Sub’s respective organizational documents, except for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or materially impair the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement.

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ARTICLE V
 MISCELLANEOUS

5.1.          Notices.  All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (a) on the date of delivery if delivered personally or sent via electronic mail, (b) on the first (1st) Business Day following the date of dispatch if sent by a nationally recognized overnight courier (providing proof of delivery) or (c) on the third (3rd) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):  (a) if to Parent or Merger Sub, in accordance with the provisions of the Merger Agreement, and (b) if to Stockholder, to Stockholder’s address, facsimile number or email address set forth on a signature page hereto, or to such other address, facsimile number or email address as Stockholder may hereafter specify in writing to Parent and Merger Sub by like notice made pursuant to this Section 5.1.

5.2.          Termination.  This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earliest of (a) the mutual written agreement of Parent and Stockholder, (b) the termination of the Merger Agreement in accordance with its terms, (c) the Effective Time, (d) the date of any amendment to the Offer or the Merger Agreement that results in a reduction to the Offer Price or a change in the form of consideration payable to Company Stockholders in the Offer and (e) the withdrawal or termination of the Offer by Merger Sub or the expiration of the Offer without acceptance for payment of the Subject Shares.  Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any fraud or willful and material breach of this Agreement prior to termination hereof, and (y)  the provisions of this Article V (other than Section 5.11) shall survive any termination of this Agreement.  The representations and warranties herein shall not survive the termination of this Agreement.

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5.3.          Amendments and Waivers.  Any provision of this Agreement may be amended, supplemented or waived if, and only if, such amendment, supplement or waiver is in writing and signed, in the case of an amendment or supplement, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.  Notwithstanding the foregoing, no failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

5.4.          Binding Effect; Benefit; Assignment.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns. No party to this Agreement may assign or delegate, by operation of Law or otherwise, all or any portion of its rights or Liabilities under this Agreement without the prior written consent of the other parties to this Agreement, which any such party may withhold in its absolute discretion, provided, however, that Parent and Merger Sub may transfer or assign their rights and obligations under this Agreement, in whole or from time to time in part, to one or more of its Affiliates at any time; provided, further, that such transfer or assignment shall not relieve Parent or Merger Sub of any of its respective obligations hereunder.  Any purported assignment in violation of this Section 5.4 shall be null and void.

5.5.          Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement, and any Legal Action or controversy arising out of or relating hereto, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to choice or conflict of law principles thereof.  Each of the parties to this Agreement irrevocably and unconditionally submits to the personal jurisdiction of the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, then in the United States District Court for the District of Delaware, or if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then in any Delaware state court sitting in New Castle County) and any appellate court from any of such courts (the “Chosen Courts”), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Chosen Court, (iii) agrees that any Legal Actions arising in connection with or relating to this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Chosen Courts, (iv) waives any claim of improper venue or any claim that the Chosen Courts are an inconvenient forum and (v) agrees that it will not bring any Legal Action relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each party to this Agreement hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Legal Action arising out of or relating to this Agreement or the transactions contemplated hereby: (A) any claim that such party is not personally subject to the jurisdiction of the Chosen Courts as described herein for any reason; (B) that it or its property is exempt or immune from jurisdiction of any such Chosen Court or from any legal process commenced in such courts (whether through service of process, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (C) that (x) the Legal Action in any such court is brought in an inconvenient forum, (y) the venue of such Legal Action is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such Chosen Courts.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER DOCUMENTS AND AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE LEGAL ACTIONS OF PARENT, MERGER SUB, STOCKHOLDER OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF OR THEREOF. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.5.

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5.6.          Counterparts; Effectiveness.  This Agreement may be executed in any number of counterparts, as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. Facsimile signatures or signatures received as a pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement. This Agreement shall become effective when, and only when, each party hereto shall have received a counterpart signed by all of the other parties hereto.

5.7.          Entire Agreement.  This Agreement (and any Schedules hereto) contains all of the terms, conditions and representations and warranties agreed to by the parties relating to the subject matter of this Agreement and supersede all prior or contemporaneous agreements, negotiations, correspondence, communications, undertakings, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.

5.8.          Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, then (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.

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5.9.          Specific Performance.  The parties to this Agreement agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such non-performance or breach. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chosen Courts, without proof of damages or otherwise, this being in addition to any other remedy at law or in equity (including monetary damages), and the parties to this Agreement hereby waive any requirement for the posting of any bond or similar collateral in connection therewith. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that or otherwise assert that (i) the other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity.

5.10.          No Presumption.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

5.11.          Further Assurances.  Each of the parties hereto will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable Law to perform their respective obligations as expressly set forth under this Agreement.

5.12.          Interpretation.  Each capitalized term that is used but not otherwise defined herein shall have the meaning ascribed to such term in the Merger Agreement.  Unless the express context otherwise requires:

(a)          the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b)          terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c)          references herein to a specific Section, Subsection, Recital or Schedule shall refer, respectively, to Sections, Subsections, Recitals or Schedules of this Agreement;

(d)          wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(e)          references herein to any gender shall include each other gender;

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(f)          references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, that nothing contained in this Section 5.12 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(g)          references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(h)          with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(i)          the word “or” shall be disjunctive but not exclusive;

(j)          references herein to any Law shall be deemed to refer to such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder;

(k)          references herein to any Contract mean such Contract as amended, supplemented or modified (including any waiver thereto) in accordance with the terms thereof;

(l)          the headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement;

(m)          with regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence;

(n)          if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day; and

(o)          references herein to “as of the date hereof,” “as of the date of this Agreement” or words of similar import shall be deemed to mean “as of immediately prior to the execution and delivery of this Agreement”.

5.13.          Capacity as Stockholder.  Stockholder signs this Agreement solely in Stockholder’s capacity as a stockholder of the Company, and not in Stockholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries.  Nothing herein shall in any way restrict a director or officer of the Company (including, for the avoidance of doubt, any director nominated by Stockholder) in the exercise of his or her fiduciary duties as a director or officer of the Company or prevent or be construed to create any obligation on the part of any director or officer of the Company (including, for the avoidance of doubt, any director nominated by Stockholder) from taking any action in his or her capacity as such director or officer of the Company.

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5.14.          No Agreement Until Executed.  Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Merger Agreement is executed by all parties thereto and (b) this Agreement is executed by all parties hereto.

5.15.          Adjustments.  In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

(Signature Page Follows)
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

MITEL US HOLDINGS, INC.

By:	/s/ Gregory Hiscock
Name: Gregory Hiscock
Title: Secretary

SHELBY ACQUISITION CORPORATION

By:	/s/ Gregory Hiscock
Name: Gregory Hiscock
Title: Secretary

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Allen Seto
Name: Allen Seto

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Bharath Oruganti
Name: Bharath Oruganti

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Charles Kissner
Name: Charles Kissner

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Constance Skidmore
Name: Constance Skidmore

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ David Petts
Name: David Petts

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Donald Joos
Name: Donald Joos

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Eugena Corrales
Name: Eugena Corrales

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Josef Vejvoda
Name: Josef Vejvoda

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Keith Jones
Name: Keith Jones

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Kenneth Denman
Name: Kenneth Denman

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Marjorie Bowen
Name: Marjorie Bowen

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Mark Bregman
Name: Mark Bregman

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Michael Healy
Name: Michael Healy

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

STOCKHOLDER

By:	/s/ Shane Robison
Name: Shane Robison

Address:

c/o ShoreTel, Inc.960 Stewart Drive
Sunnyvale, California 94085
Facsimile No.
Email:

[Signature Page to Tender Support Agreement]

Schedule A
Name of Stockholder	Number of Shares of Common Stock
Allen Seto Bharath Oruganti Charles Kissner Constance Skidmore David Petts Donald Joos Eugena Corrales Josef Vejvoda Keith Jones Kenneth Denman Marjorie Bowen Mark Bregman Michael Healy Shane Robison	18,336 51,392 140,181 37,428 55,298 55,103 2,819 0 8,332 114,394 0 79,591 18,665 6,379

[Exhibit A to Tender Support Agreement]